Exhibit 99.3

Cash Budget for Vermillion, Inc. through December, 2009
Vermillion Inc

	April	May	June	July	August	September	October	November	December
	Actual	Actual	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Operating expense we believe is adequate to support the completion of FDA clearance
Employee and facility total	25,786	55,066	64,351	50,872	51,211	51,922	50,872	51,211	51,922
Outside service and other operating expenses	48,252	143,846	368,346	552,656	407,702	404,652	191,832	240,832	167,582

Total expenditures	74,038	198,913	432,697	603,528	458,912	456,573	242,703	292,042	219,503

Beginning Cash	642,969	568,930	370,018	1,237,321	633,793	174,881	1,018,308	775,604	483,562
DIP Financing			1,300,000			1,300,000
Cash Usage	(74,038)	(198,913)	(432,697)	(603,528)	(458,912)	(456,573)	(242,703)	(292,042)	(219,503)

Ending Cash	568,930	370,018	1,237,321	633,793	174,881	1,018,308	775,604	483,562	264,058

Assumptions for this scenario:
-	Two of the three current employees who are @ 80% will resume 100% work time in June.

-	We will become current with all SEC reporting obligations, $650K expenses can be saved if company goes private.

-	We will maintain consultant utilization as follows: 50% CSO service, and 50% of Gail, Taya and Sue’s time till July.

-	Consultants will come back full time after FDA clearance to work on preparation of commercialization, quality system set up, and FDA inspection.

-	If there is a buyout and change of control, D&O insurance will go up to 200% of current rate, cost will go up another 80k but the expense on Q2 and Q3 SEC reporting of 71k per quarter can be saved depending on timing.

Vermillion, Inc.	Cash Budget through December 2009
Detail
Vermillion Inc

	April	May	June	July	August	September	October	November	December
	Actual	Actual	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Employee and Facility
Payroll including payroll taxes
Gillian	12,036	12,544	12,864	12,864	12,864	12,864	12,864	12,864	12,864
Christine	7,935	7,935	9,918	9,918	9,918	9,918	9,918	9,918	9,918
Vivian	5,816	5,816	7,270	7,270	7,270	7,270	7,270	7,270	7,270
Pre-BK employee 401k Contribution withdraw delayed by Fidelity			12,459
Medical Insurance
Gillian		2,720	1,360	1,360	1,360	1,360	1,360	1,360	1,360
Christine		2,828	1,403	1,403	1,403	1,403	1,403	1,403	1,403
Vivian		2,342	1,171	1,171	1,171	1,171	1,171	1,171	1,171
Rent & Utilities
Prologis — Rent & CAM		9,113	9,100	9,200	9,200	9,200	9,200	9,200	9,200
PG&E — Electricity		1,965	1,500	1,500	1,500	1,500	1,500	1,500	1,500
Allied Waste Management — waste collection		1,991	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Stericycle — Bio waste collection per environmental law		501	500	500	500	500	500	500	500
Iron Mountain — tape backup, data storage		354	750	750	750	750	750	750	750
Cintas — recycle document collection to shred			140	70	70	70	70	70	70

Vermillion, Inc.	Cash Budget through December 2009

	April	May	June	July	August	September	October	November	December
	Actual	Actual	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Facility Maintenance service — Janitory services		329	350	350	350	350	350	350	350
AT&T — T1, fax line, phone		2,464	1,600	1,600	1,600	1,600	1,600	1,600	1,600
AT&T — Blackberry service		2,778	360	360	360	360	360	360	360
Global Crossing — Conference call service provider		464	300	300	300	300	300	300	300
CIT technology — copier lease			1,050			1,050			1,050
Bay Alarm — alarm system		339			339			339
Public Storage — offsite storage for marketing booth, etc		583	255	255	255	255	255	255	255

Employee and Facility subtotal	25,786	55,066	64,351	50,872	51,211	51,922	50,872	51,211	51,922

Outside Services
Professional services supporting FDA submission
Biostatistical data analysis	34,300	52,600	58,600
Analytical performance testing site		22,710	11,500	11,500
Testing site			10,000	5,000	5,000
Technical writing for response, product insert		1,548	7,000	1,000
Regulatory consulting		4,760	2,000	1,000
Agreement/contracts drafting			200	200
Specimen Biorepository		5,000	5,000	5,000	5,000
Reagent provider			4,000
FDA contigency				50,000	50,000
Post- clearance quality system set up required by FDA					15,000	15,000	15,000
Access procedure for OVA1 software					15,000	15,000	15,000
Critical Vendor Pre-BK service payment			5,000

Vermillion, Inc.	Cash Budget through December 2009

	April	May	June	July	August	September	October	November	December
	Actual	Actual	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Legal Management, IT, HR, Facility consulting
Endsight — IT service		8,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000
Doug — facility, HR, 40 hours @ $87/h for Post-BK closure			870	870	870	870
PWC year end audit, 10k, proxy, Q1 - Q3 10Q			45,000	195,000	60,000	40,000		40,000
SEC consultant — 10k, proxy, three 10Qs			20,000	45,000	30,000	15,000		15,000
Financial printer,				25,000	25,000	6,000		6,000
SOX review				20,000				10,000
Legal review on SEC filings				20,000	20,000	10,000		10,000
General Legal — Paul Hastings			30,000	20,000	20,000	20,000	20,000	20,000	20,000
Ongoing patent cost			30,000	20,000	20,000	20,000	20,000	20,000	20,000
Claim Agent	10,000				10,000
US Trustee Charge		325	5,000			5,000			5,000
Chapter 11 legal cost			40,000	10,000	10,000	10,000	10,000	10,000	10,000
Gail —50% time consulting till July FDA clearance		32,760	19,717	19,717	39,433	39,433	39,433	39,433	39,433
CSO consultant — 50% till July			11,917	11,917	23,833	23,833	23,833	23,833	23,833
Taya — 50% time consulting till July		13,020	8,938	8,938	17,875	17,875	17,875	17,875	17,875
Sue — 50% time consulting till July		4,892	6,175	6,175	12,350	12,350	12,350	12,350	12,350
Rene — 16 hours@$90/h per month for consolidation work			2,880	1,440	1,440	1,440	1,440	1,440	1,440
Incentive Bonus ( 10k Gillian, 5k Vivian, Christine)				20,000

Vermillion, Inc.	Cash Budget through December 2009

	April	May	June	July	August	September	October	November	December
	Actual	Actual	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Other operating expenses
Wells Fargo — transfer agent service			3,000	1,500	1,500	1,500	1,500	1,500	1,500
SVB — bank and wire fee	752	615	800	800	800	800	800	800	800
Fidelity — 401k plan			750			750			750
PR Newswire — press release etc			1,000		1,000		1,000		1,000
Bowne — SEC filing, 8K etc			1,000		1,000		1,000		1,000
Office Depot — office supplies			300	300	300	300	300	300	300
Fedex — shipping			800	800	800	800	800	800	800
T&E — Gail and BOD travelling			3,000	3,000	3,000	3,000	3,000	3,000	3,000
E* Trade — ESPP and Stock option plan			5,000	2,500	2,500	2,500	2,500	2,500	2,500
California State Franchise tax	3,200
Delaware Franchise tax first quarter payment			12,900		0			0
Workers’ Comp insurance premium due May 2009		2,091
Commercial Liability and Product liability insurance premium				30,000
D&O Insurance — 120% of current rate with no change of control						127,200
Foreign Subsidiary liquidation project			10,000	10,000	10,000	10,000
Other Misc		(4,474)	2,000	2,000	2,000	2,000	2,000	2,000	2,000

Cash usage on critical operations	74,038	198,913	432,697	603,528	458,912	456,573	242,703	292,042	219,503

Vermillion, Inc.	Cash Budget through December 2009
Unaudited Information
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of the Company’s compliance with the monthly reporting requirements of the Bankruptcy Court.  The financial information in the Monthly Operating Report was not audited or reviewed by independent registered accountants and is not presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete.  The Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those contained in reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information is likely not indicative of Company’s financial condition or operating results for the period that would be reflected in the periodic reports pursuant to the Exchange Act.  The Monthly Operating Reports do not include footnotes that would ordinarily be contained in the financial statements in our quarterly and annual reports pursuant to the Exchange Act.  In addition, the income tax provision in the Monthly Operating Reports is difficult to ascertain as a result of many factors, including, among other things, our inability to predict taxable income that may be generated as a result of any cancellation of indebtedness that might occur as a result of the bankruptcy proceeding involving the Company.  Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.
Forward-Looking Statements
Certain matters discussed in this Cash Budget contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements may relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance and projections of future expenses. These forward-looking statements are based upon current management expectations and may therefore involve risks and uncertainties. These forward-looking statements are only estimates of the anticipated cash and expenses of the Company, and of the operating requirements of the Company through December, 2009. The Company’s actual expenses may be affected by a wide range of factors, including, but not limited to: anticipated expenses may significantly increase; unanticipated or unforeseen expenses may arise; changes to FDA regulations, and any delay by or failure of the FDA to approve any of the Company’s diagnostic tests submitted to the FDA may result in unanticipated expenses; the overall financial situation and needs of the Company or its research could change; the Company’s Chapter 11 filing may disrupt and distract management, resulting in unanticipated expenses or increases to estimated expenses; the Company’s Chapter 11 filing could end in litigation, which could increase costs significantly; the creditors’ committee could contest the plan of reorganization which could increase costs; and unanticipated litigation unrelated to the Chapter 11 filing could arise and could result in increased expenses. The Company’s actual results or performance may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors, and although the Company believes that its expectations and beliefs are based on reasonable assumptions, it can give no assurance that its goals will be achieved. The Company disclaims any obligation to subsequently revise or update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.